              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 17, 2005

                     NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                (State or other jurisdiction of incorporation)

              333-67112-03                            36-6039332
      (Commission File Number)            (I.R.S. Employer Identification No.)

 425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On October 17, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of September 2005
           for the NAVISTAR FINANCIAL 2002-B OWNER TRUST,  which  is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  October 27, 2005                  By:/s/ John V. Mulvaney, Sr.
-------------------------                       -------------------------------
                                                John V. Mulvaney, Sr.
                                                Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #35, dated October 17, 2005

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                                  EXHIBIT 20

                    Navistar Financial 2002 - B Owner Trust
                        For the Month of September 2005
                     Distribution Date of October 17, 2005
                            Servicer Certificate #35

Original Pool Amount                                             $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                    $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                    $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                     $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                     $25,713,811.37
Beginning Pool Balance                                           $169,980,996.76
Beginning Pool Factor                                                  0.1999778

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)            $10,293,788.76
    Interest Collected                                             $1,058,320.17
    Mandatory Prepayments                                                  $0.00
Additional Deposits:

    Repurchase Amounts                                                $56,521.30

    Liquidation Proceeds/Recoveries                                  $216,899.62
Total Additional Deposits                                            $273,420.92

Repos/Chargeoffs                                                     $107,561.32
Aggregate Number of Notes Charged Off                                        199

Total Available Funds                                             $11,625,529.85

Ending Pool Balance                                              $159,523,125.38
Ending Pool Factor                                                     0.1876744

Servicing Fee                                                        $141,650.83
    memo: Servicer will allocate $1,500.00 of Servicing Fee
          as Administration Fee

Repayment of Servicer Advances                                             $0.00

Reserve Account:

    Beginning Balance  (see Memo Item)                            $17,556,602.29          ==================================
    Target Percentage                                                       5.50%            Memo Item - Reserve Account
    Target Balance                                                 $8,773,771.90          Opening balance     $16,999,987.45
    Specified Yield Supplement Amount                                      $0.00          +   Trans Base               $0.00
    Specified Yield Supplement Amount                                      $0.00          +   Trans Low/0%             $0.00
    Specified Reserve Account Balance                              $8,773,771.90          +   Invest. Income      $48,583.69
    Minimum Balance                                               $16,999,987.45          +   Excess Serv.       $508,031.15
    (Release)/Deposit                                               ($556,614.84)         +   Transfer (to)
    Ending Balance                                                $16,999,987.45              Collections Acct         $0.00
                                                                                                                ------------
                                                                                              Beginning Bal.  $17,556,602.29
                                                                                          ==================================

Current Weighted Average APR:                                              7.231%

Current Weighted Average Remaining Term (months):                          21.98

Delinquencies                                               Dollars        Notes
    Installments:     1-30 days                          $1,399,956.25     1,267
                     31-60 days                            $320,584.64       263
                      60+  days                            $142,064.46        99

       Total:                                            $1,862,605.35     1,319
    Balances:         60+  days                          $1,135,401.71        99

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                                                Navistar Financial 2002 - B Owner Trust
                                                    For the Month of September 2005

                                                                          NOTES
                           TOTAL         CLASS A-1       CLASS A-2     CLASS A-3a (3)    CLASS A-3b      CLASS A-4       CLASS B
Original Pool Amt     $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00

Distributions:

        Distribution Percentages(1)              0.00%           0.00%           0.00%          0.00%          96.00%          4.00%

        Coupon                                 1.6200%         1.9200%        4.01813%        2.6400%         3.5200%        5.2700%

Beginning Pool Bal    $169,980,996.76
Ending Pool Bal       $159,523,125.38

Collected Principal    $10,350,310.06
Collected Interest      $1,058,320.17
Charge - Offs             $107,561.32
Liquidation
     Proceeds/Recoveries  $216,899.62
Swap Payments to/(from) Trust   $0.00
Servicing & Admin Fee     $141,650.83
Investment Earnings from
     Pre-Funding Acct           $0.00
Negative Carry Amount           $0.00
Cash Transfer from
     Pre-Funding Acct.          $0.00
Cash Transfer from
     Reserve Account            $0.00
Total Collections Avail
     for Debt Service  $11,483,879.02

Beginning Balance     $169,980,996.82           $0.00           $0.00           $0.00           $0.00 $156,701,756.96 $13,279,239.86

Interest Due (2)          $517,976.49           $0.00           $0.00           $0.00           $0.00     $459,658.49     $58,318.00
Interest Paid             $517,976.49           $0.00           $0.00           $0.00           $0.00     $459,658.49     $58,318.00
Principal Due          $10,457,871.38           $0.00           $0.00           $0.00           $0.00  $10,039,556.52    $418,314.86
Mandatory Prepayments
     Class A-1 only             $0.00           $0.00
Principal Paid         $10,457,871.38           $0.00           $0.00           $0.00           $0.00  $10,039,556.52    $418,314.86

Ending Balance        $159,523,125.44           $0.00           $0.00           $0.00           $0.00 $146,662,200.44 $12,860,925.00
Note/Certificate Pool
     Factor (Ending Bal/Original Pool Amt)     0.0000          0.0000          0.0000          0.0000          0.7971         0.3783

Total Distributions    $10,975,847.87           $0.00           $0.00           $0.00           $0.00  $10,499,215.01    $476,632.86

Interest Shortfall              $0.00           $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall             $0.00           $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
   Total Shortfall              $0.00           $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Excess Servicing
    (see Memo Item-
     Reserve Acct)        $508,031.15

Beginning Reserve
     Acct Balance      $17,556,602.29
(Release)/Draw           ($556,614.84)
Ending Reserve
     Acct Balance      $16,999,987.45

(1)Principal distributions will be paid in the following                 (* x represents previously paid interest to other classes.)
priority:  First to Class A-1 until paid in full, second                 (* y represents previously paid interest and principal on
96.00% applied sequentially to Class A notes and 4.00% to                   other classes.)
Class B notes until all Class A Notes are repaid in full,                ===========================================================
then 100% to Class B Notes.                                              Memo Item - Advances:
(2)Class A-1 and Class A-3a Interest based on Actual Number                Servicer Advances - Current Reporting Period    $5,980.00
of Days.  Interest for first settlement based off 27 days,                 Total Outstanding Servicer Advances         $3,830,246.03
from 11/19/02-12/15/02 for Class A-3a and Class A-1.  Class              ===========================================================
A-3 Interest based on One Month Libor +25 bp.  Class A-2,
A-3b,A-4 and Class B Interest calculated on 30 days.

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                                                Navistar Financial 2002 - B Owner Trust
                                                    For the Month of September 2005

Trigger Events:  A)  Loss Trigger
                 B)  Delinquency Trigger
                 C)  Noteholders Percent Trigger

                                   5                 4                 3                 2                 1                 0
                                Apr-05             May-05            Jun-05            Jul-05           Aug-05            Sep-05

Remaining Gross Balance   $247,887,781.31    $236,197,849.08   $222,676,911.68   $209,900,954.07   $197,194,546.81   $183,642,790.75

A) Loss Trigger:

Principal of Contracts
     Charged Off              $116,831.70        $283,797.57       $109,701.06       $150,767.41        $35,233.98       $107,561.32

Recoveries                    $128,937.06        $150,339.52       $321,696.41        $92,400.37       $253,548.28       $216,899.62

Total Charged Off
     (Months 5, 4, 3)         $510,330.33
Total Recoveries
     (Months 3, 2, 1)         $667,645.06
                           ----------------
Net Loss/(Recoveries)
     for 3 Mos               ($157,314.73)(a)

Total Balance
     (Months 5, 4, 3)     $706,762,542.07 (b)

Loss Ratio Annualized
     [(a/b) * (12)]               -0.2671%

Trigger:  Is Ratio > 1.5%               No
                                                                                   Jul-05           Aug-05            Sep-05

B) Delinquency Trigger:
   Balance delinquency 60+ days                                              $1,587,820.07     $1,540,300.94     $1,135,401.71
   As % of Remaining Gross Balance                                                 0.75646%          0.78111%          0.61827%
   Three Month Average                                                             0.61975%          0.70623%          0.71861%

Trigger:  Is Average > 2.0%             No

C) Noteholders Percent Trigger:    2.0000%
   Ending Reserve Account Balance
   not less than 1% of Initial Aggregate
   Receivables Balance

Trigger:  Is Minimum < 1.0%             No

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